Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
(17)	Commitments and Contingencies

(i) See Note 8 for the Company’s commitments for future minimum lease payments under operating leases.

(ii) On March 2, 2020, the U.S. District Court for the Southern District of New York has granted in its entirety the Company’s motion to dismiss the class action lawsuit originally filed on September 7, 2018 against the Group and three of its current or former executive officers and closed the case on March 12, 2020. Given the class action lawsuit has been closed with the court’s dismissal of the plaintiff’s complaints, the uncertainty about management’s assessment of financial reporting impact has been resolved and the management determined that no contingent liability is to be incurred.